UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	April 1, 2005

EQUITABLE RESOURCES, INC.

(Exact name of registrant as specified in its charter)

PENNSYLVANIA	1-3551	25-0464690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Oxford Centre, Suite 3300, 301 Grant Street, Pittsburgh, Pennsylvania	15219
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code     (412) 553-5700

NONE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01              Regulation FD Disclosure

Equitable will be making presentations to securities analysts and/or Equitable shareholders to discuss Equitable’s business, financial results and prospects.  These presentations will occur from April 3, 2005 until April 8, 2005.    A copy of the written materials that Equitable intends to use in those presentations is posted on Equitable’s website at eqt.com, under the “Investor” link.  In those presentations and by furnishing this Form 8-K, Equitable will make forward looking statements, including reaffirming earnings guidance for 2005 of $3.45 to $3.50 per diluted share, during the period.

THIS FORM 8-K CONTAINS A FORWARD-LOOKING STATEMENT RELATED TO 2005 EARNINGS GUIDANCE.  A VARIETY OF FACTORS COULD CAUSE THE COMPANY’S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE ANTICIPATED RESULTS.  THE RISK AND UNCERTAINTIES THAT MAY AFFECT THE COMPANY’S PERFORMANCE ARE SET FORTH IN THE COMPANY’S FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2004 AND IN THE WRITTEN MATERIALS REFERENCED ABOVE.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EQUITABLE RESOURCES, INC.
(Registrant)

By	/s/ Philip P. Conti
Philip P. Conti

Vice President and Chief Financial Officer

Date: April 1, 2005